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EX-99 B. 5.

First MetLife Investors Variable Annuity Class A

                                Variable Annuity

                                  Application

                                                  Send Application and check to:

                                       First MetLife Investors Insurance Company
                                           Policy Service Office: P.O. Box 10366
                                                     Des Moines, Iowa 50306-0366
                                             For assistance call: 1-800 848-3854
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ACCOUNT INFORMATION
1. Annuitant

________________________________________________________________________________
Name    (First) (Middle)        (Last)

________________________________________________________________________________
Address (Street)        (City)  (State) (Zip)

Social
Security Number ___________ - ___________ - ___________
Sex   w M   w F         Date of Birth ______/______/______
Phone (___) ______________________________________________

2. Owner (Complete only if different than Annuitant)
Correspondence is sent to the Owner.

________________________________________________________________________________
Name    (First) (Middle)        (Last)

________________________________________________________________________________
Address (Street)        (City)  (State) (Zip)

Social
Security/Tax ID Number __________ - ___________ - _____________
Sex  w M w F              Date of Birth/Trust _______/_______/_______
Phone (___) _____________________________________________________

3. Joint Owner

________________________________________________________________________________
Name    (First) (Middle)        (Last)

________________________________________________________________________________
Address (Street)        (City)  (State) (Zip)

Social
Security Number _________ - _________ - _________
Sex   w M   w F         Date of Birth ______/______/______
Phone (___) __________________________________________

4. Beneficiary

Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the Special Requests section if additional space is needed. Unless specified otherwise in the Special Requests section, if Joint Owners are named, upon the death of either Joint Owner, the surviving Joint Owner will be the primary beneficiary, and the beneficiaries listed below will be considered contingent beneficiaries.

________________________________________________________________________________
Primary Name    Address         Relationship    Social Security Number  %

Primary Name    Address         Relationship    Social Security Number  %

Contingent Name Address         Relationship    Social Security Number  %

Contingent Name Address         Relationship    Social Security Number  %

5. Plan Type
w  NON-QUALIFIED
QUALIFIED
w  401
w  403(b) TSA Rollover*

408 IRA* (check one of the options listed below)

Traditional IRA                               SEP IRA                  Roth IRA
---------------                               -------                  ---------
w  Transfer             w  Transfer     w  Transfer
w  Rollover             w  Rollover     w  Rollover
w  Contribution  Year______             w  Contribution Year______     w  Contribution Year______
*The annuitant and owner must be the same person.

6. Purchase Payment
Funding Source of Purchase Payment
----------------------------------
w  1035 Exchange        w  Check         w  Wire
Initial Purchase
Payment $____________________________
        Make Check Payable to First MetLife Investors

(Estimate dollar amount for 1035 exchanges, transfers, rollovers, etc.) Minimum Initial Purchase Payment:
    $5,000 Non-Qualified/$2,000 Qualified

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COMMUNICATIONS

7. Special Requests

8. Replacements

Does the applicant have any existing policies or contracts?     w  Yes   w No

Is this annuity being purchased to replace any existing
insurance and annuity policy(s)?                                w  Yes  w No

If "YES",  applicable disclosure and replacement forms must be attached.

9. Acknowledgement and Authorization

I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of First MetLife Investors Variable Annuity Account One. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.
________________________________________________________________________________
          (Owner Signature & Title, Annuitant unless otherwise noted)

                        (Joint Owner Signature & Title)

                  (Signature of Annuitant if other than Owner)

Signed at
                    (City)           (State)
Date

10. Agent's Report
________________________________________________________________________________
                               Agent's Signature
                                     Phone
                            Agent's Name and Number
                            Name and Address of Firm
                            State License ID Number
                             Client Account Number